GPS FUNDS I

GuideMark® Large Cap Core Fund
GuideMark® Emerging Markets Fund
GuideMark® Small/Mid Cap Core Fund
GuideMark® World ex-US Fund
(collectively, the “Funds”)

Supplement dated June 11, 2021 to the Funds’ currently effective
 Prospectuses (“Prospectus”) and Statement of Additional Information (“SAI”) dated July 31, 2020, as amended

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with those documents.

Stephen C. Platt no longer serves as a portfolio manager to the Funds, and all references to Mr. Platt in the Prospectus and SAI are deleted.

Investors should retain this supplement for future reference